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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
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                                AMENDMENT NO. 1

                                 CURRENT REPORT

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                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                               DECEMBER 22, 1997

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                          SMARTALK TELESERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                                   CALIFORNIA
                    (STATE OR JURISDICTION OF INCORPORATION)

                   0-21579                                       95-4502740
           (COMMISSION FILE NUMBER)                  (IRS EMPLOYER IDENTIFICATION NO.)
 1640 SOUTH SEPULVEDA BOULEVARD, SUITE 500, LOS ANGELES, CA    90025
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

                                 (310) 444-8800
                        (REGISTRANT'S TELEPHONE NUMBER)

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ITEM 5. OTHER EVENTS.

     As previously reported, SmarTalk TeleServices, Inc., a California corporation ("SmarTalk") has agreed to acquire all of the issued and outstanding common stock, $0.01 par value per share (the "Shares"), of American Express Telecom, Inc., a Delaware corporation (the "Company"), from American Express Travel Related Services Company, Inc., a New York corporation and sole stockholder of the Company (the "Stockholder"), pursuant to a Stock Purchase Agreement, dated as of December 22, 1997 (the "Agreement"), by and among SmarTalk, the Company and the Stockholder. As previously reported, SmarTalk has consummated the initial acquisition of a portion of the Shares. Consummation of the acquisition of the remaining Shares is subject only to receipt of certain regulatory approvals, all of which SmarTalk expects to occur during the second quarter of 1998. Pursuant to the Agreement, all profits and losses related to the Company are for the account of SmarTalk from and after December 31, 1997.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

        The Company's audited financial statements required by this Item 7(a) are filed as exhibit 99.1.

     (b) PRO FORMA FINANCIAL INFORMATION

        The Company's pro forma financial statements required by this Item 7(b) are filed as exhibit 99.2.

     (c) EXHIBITS

        *5.1 Stock Purchase Agreement, dated as of December 22, 1997, by and among SmarTalk TeleServices, Inc., American Express
                Telecom, Inc. and American Express Travel Related Services
                Company, Inc. (without schedules).(1)
        99.1    Financial Statements of American Express Telecom, Inc.
        99.2    Pro Forma Financial Statements.

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* Filed previously.

(1) SmarTalk shall supplementally furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SMARTALK TELESERVICES, INC.
                                          (Registrant)

                                          By      /s/ GLEN ANDREW FOLCK
                                            ------------------------------------
                                                     Glen Andrew Folck
                                                  Chief Financial Officer

Date: March 30, 1998

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                                 EXHIBIT INDEX

  NUMBER                          SUBJECT MATTER
  ------                          --------------
   *5.1    Stock Purchase Agreement, dated as of December 22, 1997, by and among SmarTalk TeleServices, Inc., American Express
           Telecom, Inc. and American Express Travel Related Services
           Company, Inc. (without schedules).(1)
   99.1    Financial Statements of American Express Telecom, Inc.
   99.2    Pro Forma Financial Statements.

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 *  Filed previously.

(1) SmarTalk shall supplementally furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.